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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2002


                                   Kadant Inc.
                                   -----------

             (Exact name of registrant as specified in its charter)

            Delaware                            1-11406                      52-1762325
-----------------------------------        ------------------            -------------------
  (State or other jurisdiction of        (Commission File Number)  (IRS Employer Identification No.)
           incorporation)

     One Acton Place, Suite 202
        Acton, Massachusetts                                       01720
-------------------------------------                  -------------------------
  (Address of principal executive                                (Zip Code)
              offices)

       Registrant's telephone number, including area code: (978) 776-2000
                                                           --------------

                                 Not Applicable
         --------------------------------------------- ---------------
          (Former name or former address, if changed since last report)

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Item 5.       Other Events

         On May 17, 2002, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (File No. 333-88018) (the "Registration Statement") of Kadant Inc. (the "Company"), which permits the Company to issue up to an aggregate of $30,000,000 of common stock and warrants. The prospectus dated May 17, 2002 included in the Registration Statement is referred to as the "Prospectus".

         On June 14, 2002, the Company issued a press release announcing that it sold on an agency basis 1,300,000 shares of the Company's common stock at a price to the public of $14.62 per share (the "Shares"). J.P. Morgan Securities Inc. acted as placement agent. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

         The Company will file with the Commission on June 14, 2002 the Prospectus, together with a supplement to the Prospectus, dated June 14, 2002, relating to the issuance and sale of the Shares. In connection with the filing of the Prospectus and Prospectus Supplement with the Commission and the offering of the Shares, the Company is filing the Placement Agency Agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1 and a legal opinion of Sandra L. Lambert, the Company's General Counsel, relating to the Shares as part of this Current Report on Form 8-K as Exhibit 5.1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits.

              Exhibit 1.1   -       Placement Agency Agreement dated June
                                    14, 2002, by and between Kadant Inc. and J.P. Morgan Securities Inc.

              Exhibit 5.1   -       Opinion of Sandra L. Lambert, Esq.

              Exhibit 23.1  -       Consent of Sandra L. Lambert, Esq.
                                    (included in Exhibit 5.1)

              Exhibit 99.1  -       Press Release, dated June 14, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 14, 2002                    KADANT INC.


                                          By:  /s/ Thomas M. O'Brien
                                               -------------------------------
                                               Thomas M. O'Brien
                                               Executive Vice President, Chief
                                               Financial Officer and Treasurer

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                                  EXHIBIT INDEX



Exhibit No.       Exhibit
----------        -------

1.1 Placement Agency Agreement dated June 14, 2002, by and between Kadant Inc. and J.P. Morgan Securities Inc.

5.1               Opinion of Sandra L. Lambert, Esq.

23.1              Consent of Sandra L. Lambert, Esq. (included in Exhibit 5.1)

99.1              Press Release, dated June 14, 2002